EXHIBIT 10.AAe

                      AMENDED AND RESTATED AGENCY AGREEMENT


                                     between

                             TECH DATA CORPORATION,
                              as Construction Agent


                                       and


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
              (formerly known as First Security Bank of Utah, N.A.,
                         not individually, but solely as
               Owner Trustee under the TD 1996 Real Estate Trust,
                                    as Lessor


                             Dated as of May 8, 2000


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                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

PRELIMINARY STATEMENT.....................................................1

ARTICLE I  DEFINITIONS....................................................1
         1.1      DEFINED TERMS...........................................1

ARTICLE II  APPOINTMENT OF CONSTRUCTION AGENT.............................2
         2.1      APPOINTMENT.............................................2
         2.2      ACCEPTANCE AND UNDERTAKING..............................5
         2.3      TERM....................................................5
         2.4      SCOPE OF AUTHORITY......................................6
         2.5      DELEGATION OF DUTIES....................................7
         2.6      COVENANTS OF THE CONSTRUCTION AGENT.....................7

ARTICLE III  THE IMPROVEMENTS.............................................8
         3.1      CONSTRUCTION............................................8
         3.2      AMENDMENTS; MODIFICATIONS...............................8
         3.3      ABANDONMENT OR PERMANENT DISCONTINUANCE.................9

ARTICLE IV  PAYMENT OF FUNDS..............................................9
         4.1      RIGHT TO RECEIVE CONSTRUCTION COST......................9

ARTICLE V  EVENTS OF DEFAULT.............................................10
         5.1      EVENTS OF DEFAULT......................................10
         5.2      DAMAGES................................................11
         5.3      REMEDIES; REMEDIES CUMULATIVE..........................11

ARTICLE VI  LESSOR'S RIGHTS; CONSTRUCTION AGENT'S RIGHTS.................12
         6.1      EXERCISE OF THE LESSOR'S RIGHTS........................12
         6.2      LESSOR'S RIGHT TO CURE CONSTRUCTION AGENT'S DEFAULTS...12

ARTICLE VII  MISCELLANEOUS...............................................13
         7.1      NOTICES................................................13
         7.2      SUCCESSORS AND ASSIGNS.................................13
         7.3      GOVERNING LAW..........................................13
         7.4      SUBMISSION TO JURISDICTION; WAIVERS....................13
         7.5      AMENDMENTS AND WAIVERS.................................14
         7.6      COUNTERPARTS...........................................14
         7.7      SEVERABILITY...........................................14
         7.8      HEADINGS AND TABLE OF CONTENTS.........................14
         7.9      WAIVER OF JURY TRIAL...................................14

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                      AMENDED AND RESTATED AGENCY AGREEMENT

         THIS AMENDED AND RESTATED AGENCY AGREEMENT, dated as of May 8, 2000 (the "AGREEMENT"), between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, formerly known as First Security Bank of Utah, N.A. ("FSB"), not individually, but solely as Owner Trustee under the TD 1996 Real Estate Trust (the "LESSOR") and TECH DATA CORPORATION, a Florida corporation (the "CONSTRUCTION AGENT").

                              PRELIMINARY STATEMENT

         A. The Lessor and Tech Data Corporation (the "Lessee") entered into that certain Lease Agreement dated as of April 26, 1996 (as amended, the "Existing Lease"), pursuant to which the Lessee agreed to lease certain land, improvements and equipment from the Lessor.

         B. In connection with the Existing Lease, the Lessor and the Construction Agent entered into that certain Agency Agreement dated as of April 26, 1996 (as amended, the "Existing Agency Agreement"), pursuant to which the Lessor appointed the Construction Agent as its sole and exclusive agent in connection with the identification and acquisition of properties (provided title to the properties would be held in the name of the Lessor) and construction of improvements on such properties in accordance with certain plans and specifications.

         C. The Lessor and the Lessee are amending and restating the Existing Lease by entering into an Amended and Restated Lease Agreement dated as of the date hereof (as further amended, modified or restated from time to time, the "Lease").

         D. In connection with the Lease, the parties desire to amend and restate the Existing Agency Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Agency Agreement is amended and restated in its entirety as follows, and the parties hereto covenant and agree as follows:

                                    ARTICLE I

                                  DEFINITIONS

         1.1      DEFINED TERMS.

                  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A to the Amended and Restated Participation Agreement, dated as of May 8, 2000, among the Construction Agent, the Lessee, FSB, not individually, but solely as Owner Trustee under the TD 1996 Real Estate Trust, the Holders party thereto, the Lenders

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party thereto, and Bank of America, N.A., successor in interest to
NationsBank, N.A. (South), as Agent for the Lenders, as such agreement may be amended, modified, supplemented or restated from time to time (the "Participation Agreement").

                                   ARTICLE II

                       APPOINTMENT OF CONSTRUCTION AGENT

         2.1      APPOINTMENT.

         (a) Subject to the terms and conditions hereof, the Lessor hereby irrevocably designates and appoints the Construction Agent as its exclusive agent and general contractor, and the Construction Agent accepts such appointment, in connection with the identification and acquisition from time to time of the Properties (provided title to the Properties (which may include a ground leasehold interest in Land pursuant to a Ground Lease) shall be held in the name of the Lessor) and the development, acquisition, installation, construction and testing of the Equipment and Improvements on the Land in accordance with the Plans and Specifications, and pursuant to the terms of this Agreement, the Participation Agreement and the other Operative Agreements. Notwithstanding any provisions hereof or in any other Operative Agreement to the contrary, the Construction Agent acknowledges and agrees that the Lessor shall advance no more than the sum of the aggregate Commitments of the Lenders plus the aggregate amount of the Holder Commitments in regard to the Properties.

         (b) After the Construction Agent gains knowledge or a reasonable expectation that (i) the aggregate costs for any Property shall exceed the original Construction Budget (or exceed any Construction Budget modified in accordance with the Operative Agreements) for such Property or (ii) Completion for any Property shall not occur on or prior to the Construction Period Termination Date, then the Construction Agent shall promptly (and in any event within five (5) days of gaining such knowledge or expectation) notify the Lessor and the Agent in writing of the same.

         (c) If at any time prior to the Construction Period Termination Date, the Agent or the Lessor (i) shall have received any notice referred to in
SECTION 2.1(B) or (ii) shall have determined in good faith that (A) the sum of the Available Commitments and the Available Holder Commitments shall be less than the amounts necessary for Completion of all Properties or (B) the Completion of any Property shall not occur on or prior to the Construction Period Termination Date, then in any such case the Lessor shall have the option (at the direction of the Agent) to replace the Construction Agent with a new construction agent selected by the Lessor (at the direction of the Agent) to finalize the Completion of the Properties before or (if consented to by the Agent) after the Construction Period Termination Date. If the Lessor notifies the Construction Agent (the "Agent Replacement Notice") that the Lessor intends to replace the Construction Agent with a new construction agent, then the Construction Agent shall have the option either:

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                  (1) to pay to the Lessor, on a date designated by the Lessor, an aggregate amount equal to the Maximum Amount; and on and after such date, the Construction Agent shall be irrevocably deemed, without any further action, to have relinquished all right, title and interest in and to all, but not less than all, of the Properties and to have transferred and conveyed all such right, title and interest to the Lessor; or

                  (2) to be responsible for all costs and expenses incurred to finalize the Completion of the Properties pursuant to this SECTION 2.1(C); in which case all such costs shall be payable by the Construction Agent upon demand by the Lessor or the Agent; PROVIDED that in no event shall the obligations of the Construction Agent for such costs and expenses exceed the Maximum Amount; PROVIDED FURTHER that the Properties shall remain subject to the terms of the Lease (including without limitation the end-of-term options set forth in Articles XX and XXII of the Lease); or

                  (3) to pay to the Lessor, on a date designated by the Lessor, an aggregate amount equal to (1) the Termination Value for all, but not less than all, of the Properties, plus (2) all other amounts then due and owing by the Lessee or the Construction Agent under the Operative Agreements, plus (3) any and all costs and expenses incurred by or on behalf of the Lessor or the Agent in connection with the Properties (including without limitation the transfer thereof) and on such date the Lessor shall transfer and convey to the Construction Agent all right, title and interest of the Lessor in and to the Properties.

Within five (5) days after the delivery to the Construction Agent of an Agent Replacement Notice, the Construction Agent shall deliver to the Lessor and the Agent a notice selecting one of the options set forth in clause (1), (2) or (3) above. In the event the Construction Agent fails to deliver such notice within such time period, the Construction Agent shall be deemed to have selected the option set forth in the clause (1) (unless the Construction Agent, the Lessor and the Agent agree that option (2) or (3) shall apply). If the Construction Agent selects (or is deemed to have selected) the option in clause (2), all amounts expended by the Lessor to finalize the Completion of the Properties pursuant to this Section shall be added to the Property Cost. Costs with respect to any Property in excess of the original Construction Budget (or any Construction Budget modified in accordance with the Operative Agreements) in each case as previously delivered to the Agent for such Property shall not be the responsibility of the Construction Agent but instead shall be paid using the proceeds of Loans and Holder Fundings to the extent, but only to the extent, that (after taking into account such excess costs and any other items of excess cost which are then known to the Construction Agent or are reasonable for the Construction Agent to expect) the conditions precedent set forth in SECTIONS 5.4 AND 5.5 of the Participation Agreement are satisfied.

         (d) If at any time prior to the Construction Period Termination Date,

                  (i) (A) the Construction Agent gains knowledge or a reasonable expectation that (1) the aggregate costs for any Property shall exceed the original Construction Budget (or exceed any Construction Budget modified in accordance with the Operative Agreements) for such Property or (2) Completion for any Property shall not occur on or prior to the Construction Period Termination Date, or (B) the Agent or the Lessor shall

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         have determined in good faith that (y) the sum of the Available
         Commitments and the Available Holder Commitments shall be less than the amounts necessary for Completion of all Properties or (z) the Completion of any Property shall not occur on or prior to the Construction Period Termination Date; and in any such case

                  (ii) any costs of Completion of any Property are not funded by the Lenders or Holders because (after taking into account such costs and any other items of cost which are then known to the Construction Agent or are reasonable for the Construction Agent to expect with respect to any Property), the conditions set forth in the Participation Agreement and the other Operative Agreements not satisfied;

then (whether or not a new construction agent has been selected pursuant to SECTION 2.1(C)), within ten (10) days of the Construction Agent gaining any such knowledge or expectation described in SECTION 2.1(D)(I)(A) above, or within ten
(10) days of the Lessor or the Agent delivering notice to the Construction Agent of any determination described in SECTION 2.1(D)(I)(B) above and requesting exercise of a Construction Agent Option, the Construction Agent shall deliver a notice to the Agent and the Lessor, electing one of the options set forth in the following clauses (Y) or (Z) (collectively, the "Construction Agent Options"):

                  (Y) the Construction Agent shall pay to the Lessor, on a date designated by the Lessor, an aggregate amount equal to (1) the Termination Value for all, but not less than all, of the Properties, plus (2) all other amounts then due and owing by the Lessee or the Construction Agent under the Operative Agreements, plus (3) any and all costs and expenses incurred by or on behalf of the Lessor or the Agent in connection with the Properties (including without limitation the transfer thereof) and on such date the Lessor shall transfer and convey to the Construction Agent all right, title and interest of the Lessor in and to the Properties; or

                  (Z) the Construction Agent shall pay to the Lessor, on a date designated by the Lessor, an aggregate amount equal to the Maximum Amount; and on and after such date, the Construction Agent shall be irrevocably deemed, without any further action, to have relinquished all right, title and interest in and to all, but not less than all, of the Properties and to have transferred and conveyed all such right, title and interest to the Lessor.

         (e) In connection with any transfer of the Properties to the Construction Agent pursuant to SECTION 2.1(D)(Y) OR 3.3, the Lessor shall transfer and convey all of its right, title and interest in and to the Properties free and clear of the Lien of the Lease and all Lessor Liens. Subject to the foregoing, all, but not less than all, of the Properties shall be conveyed to the Construction Agent "AS IS", "WHERE IS" and in then present physical condition.

         (f) In the event of a transfer of the Properties to the Construction Agent pursuant to SECTION 2.1(D)(Y), the Lessor (at the direction of the Agent) shall elect whether the out-of-pocket fees and expenses associated with the transfer of the Properties shall be paid by either (I) sales proceeds for the Properties, (II) the Lessor (but only to the extent amounts are available therefor under the Available Commitments and Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Commitments and Holder Commitments to fund

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such fees and expenses), or (III) the Construction Agent, PROVIDED, that if the
Construction Agent funds such fees and expenses pursuant to this clause (III) then the Maximum Amount will be reduced accordingly, as more specifically set forth in the definition of "Maximum Amount." Amounts funded by the Lenders and the Holders with respect to any fees and expenses described in this SECTION 2.1(D) shall be added to the Property Cost.

         (g) In the event the costs in excess of any original Construction Budget (or any Construction Budget modified in accordance with the Operative Agreements), in each case as previously delivered to the Agent for any Property, are not funded by the Lenders and the Holders because (after taking into account such excess costs and any other items of excess cost which are then known to the Construction Agent or are reasonable for the Construction Agent to expect), the conditions precedent set forth in the Participation Agreement and the other Operative Agreements are not satisfied, then such excess costs shall be funded by the Lenders and the Holders if, but only if, (a) all of the Lenders and all of the Holders agree to such funding at such time, and (b) the Commitments and Holder Commitments are increased accordingly.

         (h) Without limiting the generality of any other provision of this Agreement or any other Operative Agreement, in the event that Completion of any Property has not occurred by the Construction Period Termination Date, then from the Construction Period Termination Date until the date of Completion of all the Properties, all Loans, Holder Advances and other amounts payable under the Operative Agreements shall bear interest or Holder Yield (as applicable) at the Overdue Rate.

         2.2 ACCEPTANCE AND UNDERTAKING. The Construction Agent hereby unconditionally accepts the agency appointment and undertakes, for the benefit of the Lessor, to identify and acquire certain Properties (including Equipment) (provided title to the Properties shall be held in the name of the Lessor) and to cause the construction of the Improvements and installation of the Equipment in accordance with the Plans and Specifications and the Operative Agreements.

         2.3 TERM. This Agreement shall commence on the date hereof and (unless the Agent in its sole discretion elects otherwise) shall terminate on the later of the Construction Period Termination Date or the date on which all Properties have been made subject to the Lease by execution of appropriate Lease Supplements by the Lessee. If this Agreement expires prior to the Completion of all, but not less than all, of the Properties, then the Lessor (at the direction of the Agent) may hire a new construction agent to finalize the Completion of all such Properties. All costs and expenses incurred by the Lessor (or a new construction agent on behalf of the Lessor, but in each case through Loans and Holder Fundings) to finalize the Completion of the Properties pursuant to this
SECTION 2.3 shall be reimbursed by the Construction Agent and shall be payable by the Construction Agent upon demand by the Lessor or the Agent; PROVIDED that in no event shall the obligations of the Construction Agent for such costs and expenses exceed the Maximum Amount; and PROVIDED FURTHER that amounts expended by the Lessor (with monies obtained through Loans and Holder Fundings) to finalize the Completion of the Properties pursuant to this Section shall be added to the Property Cost.

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         2.4      SCOPE OF AUTHORITY.

                  (a) The Lessor hereby expressly authorizes the Construction Agent, or any agent or contractor of the Construction Agent, and the Construction Agent unconditionally agrees, for the benefit of the Lessor, to take all action necessary or desirable for the performance and satisfaction of any and all of Lessor's obligations under any construction agreement and to fulfill all of the obligations of the Construction Agent including, without limitation:

                             (i) the identification and assistance with the
                  acquisition of Properties in accordance with the terms and conditions of the Participation Agreement and the negotiation and entering into of all contracts necessary to purchase the Properties;

                            (ii) all design and supervisory functions relating
                  to the construction of the Improvements and installation and testing of the related Equipment and performing all engineering work related to the construction, installation and testing of the Improvements;

                           (iii) (A) negotiating and entering into all contracts
                  or arrangements to procure the equipment necessary to construct the Improvements and (B) negotiating all contracts or arrangements to procure the Equipment on such terms and conditions as are customary and reasonable in light of local standards and practices and the businesses in which the Lessee is engaged;

                            (iv) assisting in obtaining all necessary permits,
                  licenses, consents, approvals and other authorizations, including without limitation those required under applicable Environmental Laws and occupancy permits, from all Governmental Authorities in connection with the development and construction of the Improvements on the Land in accordance with the Plans and Specifications;

                            (v) maintaining all books and records with respect
                  to the construction, operation and management of the Properties; and

                             (vi) performing any other acts necessary in
                  connection with the identification and acquisition of the Properties and construction and development of the Improvements in accordance with the Plans and Specifications.

                  (b) Neither the Construction Agent nor any of its Affiliates or agents shall enter into any contract in the name of Lessor without Lessor's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

                  (c) Subject to the terms and conditions of this Agreement, the Construction Agent shall have sole management and control over the construction means, methods, sequences and procedures with respect to the construction of the Improvements.

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         2.5 DELEGATION OF DUTIES. The Construction Agent may execute any of its duties under this Agreement by or through agents, contractors, employees or attorneys-in-fact; PROVIDED, HOWEVER, that no such delegation shall limit or reduce in any way the Construction Agent's duties and obligations under this Agreement.

         2.6 COVENANTS OF THE CONSTRUCTION AGENT. The Construction Agent hereby covenants and agrees that it will:

                  (a) following the Construction Commencement Date for each Property, cause construction of the applicable Improvements to be prosecuted diligently, in a good and workmanlike manner, and substantially in accordance with the Plans and Specifications, construction contracts, Construction Budget and construction schedule for such Property, and in accordance with prevalent industry practices and all Legal Requirements and Insurance Requirements;

                  (b) cause the Completion Date for such Improvements to occur on or before the Construction Period Termination Date, in each case free and clear (by removal or bonding) of Liens (other than Permitted Liens); PROVIDED, that if the Completion Date does not occur on or before such date, then the Lessor may take such actions (and the Construction Agent shall pay such costs and expenses) as provided for in SECTION 2.3.

                  (c) cause all outstanding punch list items with respect to such Improvements to be completed;

                  (d) during construction, cause all title to all Equipment on each Property to vest in the Owner Trustee and file all necessary documents under Article 9 of the Uniform Commercial Code to perfect such title (to the extent perfection can be obtained by filing under the UCC);

                  (e) no less than five (5) Business Days prior to the scheduled date for the initial Construction Advance to be made in connection with any Improvements, the Construction Agent shall deliver to the Lessor true, complete and correct copies of the Construction Budget for such Improvements. Thereafter, the Construction Agent, on a monthly basis, shall deliver to the Lessor true, correct and complete copies of any material modifications of the Construction Budget; and

                  (f) procure (or cause to be procured), on behalf of Lessor (but at Construction Agent's expense) insurance for the Properties during the period commencing on each Property Closing Date and continuing to and throughout the Construction Period in such amounts and with such coverages as are required to be maintained during the Term under the provisions of ARTICLE XIV of the Lease.

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                                   ARTICLE III

                                THE IMPROVEMENTS

         3.1 CONSTRUCTION. The Construction Agent shall cause the Improvements to be constructed, equipped, maintained and used in full compliance with all Legal Requirements and Insurance Requirements.

         3.2      AMENDMENTS; MODIFICATIONS.

                  (a) The Construction Agent may at any time revise, amend or modify (i) the Plans and Specifications without the consent of the Lessor; PROVIDED that any such amendment to the Plans and Specifications does not (x) result in the Completion Date of the Improvements occurring on or after the Construction Period Termination Date or (y) result in the total Property Cost of the Improvements and the Land included in a Property being less than the minimum amount or more than the maximum amount specified in SECTION 5.4(E) of the Participation Agreement or (z) result in the cost of any Improvements subject to such amendment exceeding the sum of the then Available Commitments and the then Available Holder Commitments (reduced by the amount, if any, necessary to pay for the cost of construction and development of Improvements on other Properties which are currently under construction but have not yet been completed (such amount the "UNFUNDED AMOUNT")), and (ii) the Construction Budget without the consent of the Lessor; PROVIDED that such revision, modification or amendment to the Construction Budget does not (A) result in the total Property Cost of the Improvements Equipment and Land included in a Property being less than the minimum amount or more than the maximum amount specified in SECTION 5.4(E) of the Participation Agreement or
         (B) result in unfunded Project Costs being greater than the sum of the then Available Commitments and the then Available Holder Commitments (reduced by the Unfunded Amount) or (C) result in the aggregate Construction Budget (as amended, modified or revised) for any Property being larger than 105% of the initial Construction Budget delivered to the Agent with respect to such Property (prior to any amendments, modifications or revisions).

                  (b) The Construction Agent agrees that it will not implement any revision, amendment or modification to the Plans and Specifications or Construction Budget for any Property if the aggregate effect of such revision, amendment or modification, when taken together with any previous or contemporaneous revision, amendment or modification to the Plans and Specifications or Construction Budget (as the case may be) for any Property, would cause a material reduction in value of any Property when completed, unless the Agent has previously obtained (at Construction Agent's sole cost) an Appraisal of such Property taking account of such proposed revision, amendment or modification and showing an appraised value for such Property equal to or greater than 90% of the expected maximum Property Cost of such Property (based on appropriately revised Construction Budgets).

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         3.3 ABANDONMENT OR PERMANENT DISCONTINUANCE. Until termination of the
Lease Agreement and the Agency Agreement, the Construction Agent shall promptly and diligently complete the construction of such Improvements in accordance with the Plans and Specifications and with the terms hereof and cause the Completion Date with respect to such Construction Period Property to occur on or prior to the Construction Period Termination Date. If the Construction Agent shall abandon or permanently discontinue the construction and development of one or more Construction Period Properties (which abandonment or permanent discontinuance shall be deemed to have occurred if no work at any such Construction Period Property site is undertaken or completed during a period of thirty (30) days or more for reasons other than a Force Majeure Event, then the Construction Agent shall pay to the Lessor, on a date designated by the Lessor, an aggregate amount equal to the liquidated damages amount referenced in SECTION 5.3(B) of this Agreement regarding all, but not less than all, of the Properties. On such date, Lessor shall transfer all of its right, title and interest in the Properties to the Construction Agent in accordance with SECTION 2.1(E).

                                   ARTICLE IV

                                PAYMENT OF FUNDS

         4.1      RIGHT TO RECEIVE CONSTRUCTION COST.

                  (a) In connection with the acquisition of any Property and during the course of the construction of the Improvements and installation of any Equipment on any Property, the Construction Agent may request that the Lessor advance funds for the payment of Property Acquisition Costs, Transaction Expenses or any other Property Cost (such Property Acquisition Expenses, Transaction Expenses and other Property Cost being referred to collectively as "Project Costs"), and the Lessor will comply with such request to the extent provided for under the Participation Agreement. The Construction Agent and the Lessor acknowledge and agree that the Construction Agent's right to request such funds and the Lessor's obligation to advance such funds for the payment of Property Acquisition Costs or Project Costs is subject in all respects to the terms and conditions of the Participation Agreement and each of the other Operative Agreements. Without limiting the generality of the foregoing, it is specifically understood and agreed that in no event shall the aggregate amounts advanced by the Lenders or the Holders to the Lessor for Property Acquisition Costs or Project Costs and any other amounts due and owing hereunder or under any of the other Operative Agreements exceed the sum of the aggregate Commitments of the Lenders plus the aggregate amount of the Holder Commitments, including without limitation such amounts owing for (a) the acquisition and development of the Properties or (b) additional amounts which accrue or become due and owing under the Credit Agreement or Trust Agreement as obligations of the Lessor prior to any Completion Date (for interest payments on the Loans or payments of the Holder Yield for the Holder Advances).

                  (b) The proceeds of any funds made available to the Lessor to pay Property Acquisition Costs or Project Costs shall be made available to the Construction Agent in

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         accordance with the Requisition relating thereto and the terms of the
         Participation Agreement. The Construction Agent will use such proceeds only to pay the Property Acquisition Costs or Project Costs set forth in the Requisition relating to such funds.

                                    ARTICLE V

                               EVENTS OF DEFAULT

         5.1 EVENTS OF DEFAULT. If any one or more of the following events (each an "EVENT OF DEFAULT") shall occur:

                  (a) the Construction Agent shall fail to apply any funds paid by the Lessor to the Construction Agent for the acquisition of the Properties and the construction of the Improvements to the payment of Property Acquisition Costs or Project Costs;

                  (b) the Construction Agent shall fail to make any payment required pursuant to the terms of this Agreement (including without limitation pursuant to SECTION 2.1 or 3.3) within three (3) Business Days after the same has become due and payable;

                  (c) any "Lease Event of Default" (as defined in Appendix A to the Participation Agreement) shall have occurred and not be cured within any cure period expressly permitted under the terms of the respective Operative Agreement;

                  (d) the Construction Agent shall fail to maintain insurance as required by SECTION 2.6(F) of this Agreement;

                  (e) the Construction Agent or the Lessee shall fail to observe or perform any material term, covenant or condition of this Agreement or any other Operative Agreement other than as set forth in paragraphs
         (a), (b), (c) or (d) of this SECTION 5.1 or SECTION 17.1(A), 17.1(B), 17.1(C) or 17(G) of the Lease, and such failure or breach shall remain uncured for a period of thirty (30) days after receipt of written notice from Lessor thereof; PROVIDED, that if such failure or breach is not capable of being cured, the grace period referred to in this subclause (e) shall not apply; or

                  (f) any representation, warranty or statement of fact by the Construction Agent, the Lessee or any Guarantor set forth in any Operative Agreement or in any writing, report, certificate, or statement at any time furnished to Lessor, the Agent, any Holder or any Lender, by or on behalf of the Construction Agent, the Lessee or any Guarantor pursuant to or in connection with this Agreement or any other Operative Agreement, shall be false or misleading in any material respect when made;

then, in any such event, the Lessor may, in addition to the other rights and remedies provided for in this Agreement, terminate this Agreement by giving the Construction Agent written notice of such termination and upon the expiration of the time fixed in such notice and the payment of all amounts owing by the Construction Agent hereunder (including without limitation any amounts

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specified under SECTION 5.3 hereof), this Agreement shall terminate. The
Construction Agent shall pay all reasonable costs and expenses incurred by or on behalf of the Lessor, including reasonable fees and expenses of counsel, as a result of any Event of Default hereunder.

         5.2 DAMAGES . The termination of this Agreement pursuant to SECTION 5.1 shall in no event relieve the Construction Agent of its liability and obligations hereunder, all of which shall survive any such termination.

         5.3      REMEDIES; REMEDIES CUMULATIVE.

                  (a) If an Event of Default shall have occurred and be continuing, the Lessor shall have all rights available at law, equity or otherwise.

                  (b) Without limiting the generality of paragraph (a) above, upon the occurrence of an Event of Default, beyond any applicable notice, grace or cure period (if any) included within the definition of such Event of Default, Lessor shall have the option (and shall be deemed automatically, and without any further action, to have exercised such option upon the occurrence of any Lease Event of Default arising under SECTIONS 17.1(H), (I), or (J) of the Lease) to transfer and convey to the Construction Agent upon a date designated by Lessor all right, title and interest of Lessor in and to all of the Properties. On any transfer and conveyance date specified by Lessor pursuant to this
         SECTION 5.3(B), (i) Lessor shall transfer and convey all of its right, title and interest in and to all of the Properties free and clear of the Lien of the Lease and all Lessor Liens, (ii) the Construction Agent hereby covenants and agrees that it will accept such transfer and conveyance of right, title and interest in and to such Properties and
         (iii) the Construction Agent hereby promises to pay to the Lessor, as liquidated damages (it being agreed that it would be impossible accurately to determine actual damages), an aggregate amount equal to the aggregate Termination Value of all of the Properties, plus all Rent and other amounts then due and owing by the Construction Agent or the Lessee under the Operative Agreements. The Construction Agent specifically acknowledges and agrees that its obligations under this
         SECTION 5.3(B), including without limitation its obligations to accept the transfer and conveyance of any Construction Period Property and its payment obligations described in subparagraph (iii) of this SECTION 5.3(B), shall be absolute and unconditional under any and all circumstances and shall be performed or paid, as the case may be, without further notice or demand and without any abatement, reduction, diminution, set off, defense, counterclaim or recoupment whatsoever. Notwithstanding the foregoing provisions of this SECTION 5.3(B), Lessor shall have the right in its sole discretion to rescind any exercise of its option under this SECTION 5.3(B) upon the giving of its written confirmation of such rescission to the Construction Agent.

                  (c) The Construction Agent shall have the right to cure an Event of Default hereunder with respect to any given Property (to the extent such Event of Default is caused by a Force Majeure Event) by purchasing or causing the Lessee to purchase such Property from the Lessor (to the extent such Event of Default is no longer continuing with respect to any other Property remaining subject to this Agreement after such purchase) for an amount equal to the Termination Value of such Property and all other

                                       11
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         amounts then due and owing by the Construction Agent or the Lessee under the Operative Agreements.

                  (d) No failure to exercise and no delay in exercising, on the part of the Lessor, any right, remedy, power or privilege under this Agreement or under the other Operative Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  (e) The foregoing notwithstanding, so long as the Construction Agent promptly pays the amounts required by Sections 2.3 and 2.6(b) and provided no Abandonment has occurred, then the Agent may not require the Construction Agent to pay in excess of the Maximum Amount as a remedy for the Construction Agent's failure to cause the Completion Date of a Property to occur on or before the Construction Period Termination Date. Nothing contained in this paragraph, however, shall prevent the Lessor from requiring the Lessee or the Construction Agent to pay the full amount required under any applicable provision of this Agreement or any other Operative Agreement if the Lessee or the Construction Agent exercises any option to purchase or cause the sale of any Property; and the Lessor shall not be required to transfer or convey any Property pursuant to Section 5.3(b) hereof (or any other provision of this Agreement or any other Operative Agreement) unless the Lessee or the Construction Agent pays the full amount required under such Section 5.3(b) (or such other provision, as the case may be).

                                   ARTICLE VI

                  LESSOR'S RIGHTS; CONSTRUCTION AGENT'S RIGHTS

         6.1 EXERCISE OF THE LESSOR'S RIGHTS. Subject to the Excepted Rights and the Excepted Payments, the Construction Agent and the Lessor hereby acknowledge and agree that, subject to and in accordance with the terms of the Security Agreement made by the Lessor in favor of the Agent, the rights and powers of the Lessor under this Agreement have been assigned to the Agent.

         6.2 LESSOR'S RIGHT TO CURE CONSTRUCTION AGENT'S DEFAULTS. The Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) remedy any Event of Default for the account of and at the sole cost and expense of the Construction Agent. All reasonable out-of-pocket costs and expenses so incurred (including reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Construction Agent to the Lessor on demand.

                                   ARTICLE VII

                                 MISCELLANEOUS

         7.1 NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, directions, agreements and documents delivered in connection with this Agreement shall be delivered as provided in SECTION 14.3 of the Participation Agreement.

         7.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Lessor, and Construction Agent and the respective successors and the assigns of the Lessor. The Construction Agent may not assign this Agreement or any of its rights or obligations hereunder in whole or in part to any Person without the prior written consent of the Lessor.

         7.3 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         7.4 SUBMISSION TO JURISDICTION; WAIVERS. Each party hereto hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Operative Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Florida and the courts of the United States of America in each case sitting in Broward County, Florida, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail) postage prepaid, to the respective party at its address set forth in SECTION 7.1 hereof or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this SECTION 7.4 any special, exemplary, punitive or consequential damages.

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         7.5 AMENDMENTS AND WAIVERS. None of the terms or provisions of this
Agreement may be terminated, amended, supplemented, waived or modified except in accordance with the terms of SECTION 14.5 of the Participation Agreement.

         7.6 COUNTERPARTS . This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         7.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         7.8 HEADINGS AND TABLE OF CONTENTS. The headings and table of contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         7.9 WAIVER OF JURY TRIAL. THE LESSOR AND THE CONSTRUCTION AGENT IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.


                       [Signatures on the following page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               TECH DATA CORPORATION, as the Construction Agent



                               By: /s/
                                  ---------------------------
                               Name:  Jeffery P. Howells
                               Title: Executive Vice President of Finance and
                                      Chief Financial Officer




                               FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee under the TD 1996 Real Estate Trust, as the Lessor

                               By: /s/
                                  ---------------------------
                               Name: C. Scott Nielsen
                               Title: Vice President



                                SIGNATURE PAGE 1